INX Inc. Nasdaq: INXI www.INXI.com  August 6, 2007  Second Quarter Ended June 30, 2007 Financial Results

Agenda For Conference Call  1.  Brian Fontana, CFO:  Present the results for the quarter  2.  Mark Hilz, President & COO:  Recent achievements, activities and events, and operational highlights of the quarter  3.  Jim Long, Chairman & CEO:  Discussion of growth and profit contribution of business units / revenue sources; expectations for the future  4.  Take questions

GAAP Reconciliation and Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations.  Statements associated with words such as “anticipate,” “believe,” “expect,” “hope,” “should,” “target,” “will” or other similar words are forward-looking statements.  These projections and other forward-looking statements are only projections.  Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing.  Numerous of these factors are set forth in our 2006 Form 10-K, which we urge you to read.  All financial results shown are for continuing operations unless otherwise noted   During this presentation references to financial measures of INX will include references to non-GAAP financial measures.  INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the “Investors” tab, which may be accessed directly at www.INXI.com/non-gaap-recon.  GAAP Reconciliation  Safe Harbor Statement

Second Quarter Ended 6/30/2007 Results (Dollars in thousands, except EPS) Quarter Ended Quarter Ended June 30, 2007 Growth June 30, 2006 Revenue: Products  $ 46,918    87.3%   40.8%  $ 33,322  86.2%  Services 6,809  12.7%   27.1%  5,356    13.8% Total revenue 53,727 100.0%  38.9% 38,678 100.0% Gross profit: Products 7,889 16.8% 6,360 19.1% Services 2,156 31.7% 1,272 23.7% Total gross profit 10,045 18.7% 31.6%  7,632 19.7% SG&A expenses 9,042 16.8%  29.2% 7,001 18.1%   Operating income 1,003 1.9% 59.0% 631 1.6% Interest (expense) and other income 41 0.0% (18) 0.0%   Pre-tax net income 1,044 1.9%  613 1.6% Income tax expense 7 0.0% - 0.0% Discontinued operations (3) 0.0% 143 0.4% Net income $ 1,034 1.9% $756 2.0% Diluted EPS from continuing oper. $0.13 62.5%  $0.08

1H-07 Ended 6/30/2007 Results  (Dollars in thousands, except EPS)   6 Months Ended 6 Months Ended   June 30, 2007 Growth    June 30, 2006 Revenue: Products $ 86,468  87.0% 55.4% $ 55,633 85.6%  Services 12,902 13.0% 38.4% 9,321 14.4% Total revenue 99,370 100.0% 53.0% 64,954 100.0% Gross profit: Products 15,107 17.5% 10,778 19.4%  Services 3,445 26.7% 2,261 24.3% Total gross profit 18,552 18.7% 42.3% 13,039 20.1% SG&A expenses 17,214 17.3% 34.0% 12,846 19.8% Operating income 1,338 1.4% 593.3% 193 0.3% Interest (expense) and other income 17 0.0% (103) -0.2% Pre-tax net income 1,355 1.4% 90 0.1% Income tax expense 14 0.0% 1 0.0% Discontinued operations 59 0.0% 139 0.3% Net income $ 1,400 1.4% $ 228    0.4% Diluted EPS from continuing oper. $ 0.17 1600.0% $ 0.01

Balance Sheet Data (Dollars in thousands) 6/30/2007 3/31/2007 12/31/2006 ASSETS: Cash and cash equivalents $ 7,826 $ 1,915 $ 1,795 Accounts receivable, net 39,656 39,248 42,424 Inventory 2,237 1,989 1,157 Other current assets 1,958 1,818 2,086 PP&E, net 4,084 4,108 3,854 Goodwill and other intangible assets, net 12,293 11,674 11,204 Total assets $ 68,054 $ 60,752 $ 62,520 LIABILITIES & STOCKHOLDERS' EQUITY: Short term debt $ 37 $ 1,013 $ 4,609 Accounts payable 36,320 30,193 28,798 Accrued expenses 4,627 4,694 5,038 Other current liabilities 1,233 1,284 1,385 Long term liabilities 306 145 306 Total liabilities 42,523 37,329 40,136 Stockholders' equity 25,531 23,423 22,384 Total liabilities and stockholders' equity $ 68,054 $ 60,752 $ 62,520

Recent Achievements, Activities & Events Cisco reclassified INX as a “National Partner” rather than a “Regional Partner” – expected to help with large opportunity deal wins and our growing national presence  Recognized by Cisco for customer satisfaction excellence, while at the same time improving gross margin on service revenue Product revenue was considerably stronger than we had expected, service revenue was approximately in line with our expectations Secured $10 million credit facility to be used to fund acquisitions  Working our acquisitions pipeline, with current expectation that we will close on an acquisition before the end of Q3

Second Quarter Operational Highlights Solid demand and revenue growth across the board, with all of our revenue growth being organically generated; y/y revenue growth of 38.9% Improvement in gross margin on service revenue to 31.7%, within the lower end of our range of expectations Product revenue was stronger than we had expected and gross margin on product sales at 16.8% was within our target range of 15%-19% NetSurant® revenue was somewhat less than we had expected due to delays in the implementation / roll-out of several large contracts; backlog held steady at $16 million We began to see the operating expense leverage we are expecting in the business model, with operating profit margin improving substantially, compared to the prior year period, FY-2006, and Q1. Substantial improvement in net cash position; important for acquisitions

INX and Industry update  Cisco made significant announcements regarding Data Center virtualization and also announced investment of $150 Million in VMWare the manufacturer of Data Center Virtualization Software INX expects to roll out healthcare industry focused solutions set in Q3 In 2008 network managed services acquisitions will be a major push for INX to increase INX’s support services offerings, such as data storage management and security related services Geographic expansion acquisitions will continue to be a major component of acquisition strategy as well

Sources Of Recent Revenue Growth (Dollars in millions) Q1-07 Q2-07 y/y y/y Rev. Growth % / Total Rev. Growth % / Total "Mature" offices $ 29.0 60% 64% $ 31.8 45% 59% 3 recent acquisitions $ 15.0 92% 33% $ 20.4 25% 38% Recent startup offices $ 0.7 N/A 1% $ 0.6 N/A 1% NetSurant® $ 0.9 138% 2% $ 0.8 73% 2% RouteStep $ 0.0 N/A N/A $ 0.1 N/A 0% Total $ 45.6 74% 100% $ 53.7 39% 100%

Business Component Profitability * Note: “Corporate expenses” consist of the Accounting Department, MIS Department, Corporate Operations Department, Investor Relations, Board of Directors and CEO, and related expenses (Dollars in millions) Both “mature” market offices and acquisitions producing reasonable (and similar) levels of operating profit margin contribution, startups on East Coast not doing as well, and two key early-stage business units contributing negative operating income 2006 Full Year Results Q1-07 Quarter Results Q2-07 Quarter Results Oper. Oper. Oper. Oper. Oper. Oper. Rev. Profit $ Profit % Rev. Profit $ Profit % Rev. Profit $ Profit % "Mature" offices $ 99.0 $ 8.1 8.2% $ 29.0 $ 1.9 6.7% $ 31.8 $ 2.4 7.4% Recent acquisitions $ 53.0 $ 3.8 7.2% $ 15.0 $ 1.5 9.8% $ 20.4 $ 1.7 8.8% Recent branch startups $ 1.6 $ (1.0) -63.8% $ 0.7 $ (0.2) -30.6% $ 0.6 $ (0.2) -29.8% NetSurant® $ 2.4 $ (0.6) -23.2% $ 0.9 $ (0.3) -33.7% $ 0.8 $ (0.4) -54.3% RouteStep $ - $ (0.5) N/A $ 0.0 $ (0.1) N/A $ 0.1 $ (0.1) N/A Corporate expenses * $ - $ (8.1) N/A $ - $ (2.5) N/A $ - $ (2.4) N/A Total $ 156.0 $ 1.7 1.1% $ 45.6 $ 0.3 0.7% $ 53.7 $ 1.0 1.9%

Outlook Target gross profit margin:   Continue to expect 15%-19% on products   Continue to expect 30%-35% on services We have a target for operating income margin % in the range of 4% to 7%, which we expect to achieve primarily by improving gross margin on service revenue and leveraging certain categories of operating expenses We currently expect revenue in the range of $48-$52 million for Q3-07 excluding the impact of any acquisitions we might make in Q3-07 We expect a continued slight improvement in operating profit margin % in the third quarter from current operations

Goal Of Improving Operating Profit Margin % * 2005 results exclude one-time non-cash charge of $5.7 million Operating profit margin % improvement expected to come from 3 areas: 1. Improving gross margin on both professional and managed services revenues 2. Improving mix of service revenue compared to products 3. Operating expense leverage/control FY-04 FY-05 FY-06 1Q-07 2Q-07 Target Gross margin: Products 16.6% 15.7% 18.6% 18.2% 16.8% 15-19% Services 33.4% 29.2% 25.9% 21.2% 31.7% 30-35% Total gross margin 18.1% 17.3% 19.5% 18.6% 18.7% 19-21% Operating expenses 15.8% 15.9% 18.4% 17.9% 16.8% 14-15% Operating margin 2.3% 1.4% 1.1% 0.7% 1.9% 4-7%

The Path to Target Operating Profit Margin % We expect to reach our target operating profit margins of 4%-7% through:   Continued increases in revenue from branch office operations, which have been generating 7%-9% operating income margin contribution, including a combination of organic growth and acquisitions, while leveraging corporate costs   Improved gross profit margin on our service revenue     Improved performance of 2006 green-field startup operations   Less impact from newly opened offices, which generate losses for a period of time   Improved operating profit margin contribution from our newer NetSurant® and RouteStep Communications business units

What We Must Do To Reach  Target Operating Profit Margin % * Note: This does not represent INX’s or management’s “expectations” and is provided solely for the purpose of evaluating what a blended operating profit margin would be if the Company were to achieve the reflected results for the components of the business Reaching our target operating profit margin will require (1) materially higher revenue from core branch office operations (organic growth and/or acquisitions), (2) growth and improved profitability from our newer business units, and (3) leverage of certain operating costs (Dollars in thousands) 1H-07 Results ~ 9-15 Months Out Oper. Oper. Growth Oper. Oper. Revenue Profit $ Profit % % Revenue Profit $ Profit % "Mature" offices $ 60,768 $ 4,297 7.1% 30% $ 78,998 $ 7,110 9.0% Acquired offices 35,438 3,278 9.2% 30% 46,069 $ 4,146 9.0% Additional acquisitions - - N/M 10,000 $ 900 9.0% East Coast startups 1,299 (419) -32.3% 200% 3,897 195 5.0% NetSurant® business 1,704 (735) -43.1% 50% 2,556 256 10.0% RouteStep business 161 (170) N/A N/M 500 50 10.0% Corporate expenses - (4,913) N/A 25% - (6,141) N/A Total $ 99,370 $ 1,338 1.4% $142,020 $ 6,516 4.6%

Operating Expenses / Sales %  Sales Compensation  Corporate Costs  Branch/Business Unit Costs   (excluding sales comp)  We have successfully leveraged “corporate” costs such as accounting, MIS, centralized operations and administration – expect this trend to continue Branch office/BU costs increased in 2006 because of substantial startup operations - expect improvement in 2007 (Q107 also included unusual expenses) Sales compensation increased in late 2005 and 2006 as we significantly increased sales staff + paid higher commissions on NetSurant® business during its start-up phase -  expect improvement  2004 2005 2006 Q107 Q207  6.30% 6.10% 5.80% 5.30% 4.63%  2004 2005 2006 Q107 Q207  5.30% 4.60% 5.80% 6.20% 5.76%  2005 2005 2006 Q107 Q207 Sales compensation 5.4% 5.9% 7.4% 6.5% 6.5%

Second Quarter Summary  2nd quarter revenue was strong, driven by substantial growth from all major revenue-generating components of our business, with particularly strong performance from the operations we acquired in 2005 & 2006 Revenue growth of 38.9% y/y, which was 100% organic growth Operating income growth of 59% Diluted EPS growth of 63% to $0.13 per share compared to $0.08 We expect a continuation of the trend in revenue growth and improving operating profit margin from our current operations We are actively pursuing acquisitions that we believe will result in enhanced, profitable, accretive growth